SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K/ A-1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 2, 2001
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                 America's Senior Financial Services, Inc.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         FLORIDA                   	0-25803               65-0181535
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(STATE OR OTHER JURISDICTION        (COMMISSION           (IRS EMPLOYER
         OF INCORPORATION)          FILE NUMBER)          IDENTIFICATION
NUMBER)

                9501 N.E. 2nd Avenue Miami Shores, FL. 33138
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          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE 305-751-3232

                                 NOT APPLICABLE
------------------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                                       1





ITEM   4.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Pursuant to a written consent of the Board of Director's of America's Senior Financial Services, Inc. (the "Company") the Chief Financial Officer of the Company, notified Ahearn, Jasco + Company, P.A ("Ahearn, Jasco") on February 2, 2001 that they would not be engaged to audit the Company's financial statements for the fiscal year ended December 31, 2000.

Ahearn, Jasco's report on our financial statements for the two most recent fiscal years ended December 31, 1999 and 1998 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles other than modification concerning the Company's ability to continue as a going concern due to accumulated deficit and loss from operations.

During the Company's two most recent fiscal years ended December 31, 1999, and for the period from December 31, 1999 through the date of their dismissal there were no disagreements with Ahearn, Jasco on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which disagreements, if not resolved to the satisfaction of Ahearn, Jasco, would have caused Ahearn, Jasco to make reference to the subject matter of the disagreements in connection with its reports, other than the Company's ability to continue as a going concern. Initially management questioned the requirements for the disclosure of a going concern modification in the auditor's report but ultimately such matter was resolved to include such modification. Since March 31, 2000, Ahearn, Jasco has not been requested to provide any information to the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, as the Company did not engage Ahearn, Jasco to review it's March, June or September 2000 quarterly interim financial information pursuant to item 310(b) of Regulation S-B. The firm of Holyfield Associates, P.A. was engaged to perform these reviews.

The Company has appointed the firm of Holyfield Associates, P.A. of Weat Palm Beach, Florida as the new principal audit firm for the year ended December 31, 2000.


Item  7. Financial Statements and Exhibits

         c)       Exhibits

                  Exhibit #   Description of Exhibit

                  16.         Letter from Ahearn, Jasco + Company, P.A.


                                  Signatures

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               America's Senior Financial Services, Inc.

                                      BY:  /s/ Nelson Locke
                                  -------------------------------------

                                           Nelson Locke, President

DATED: March 27, 2001

                                       2


EXHIBIT INDEX

Ex#     Exhibit Description

16      Letter from Ahearn, Jasco + Company, P.A.




										EXHIBIT 16

Ahearn, Jasco + Company, P.A.
Certified Public Accountants
190 S.E, 19th Avenue
Pompano Beach, FL 33060


March 27, 2001


Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC  20549

Commissioners:

	We have read the statements made in Item 4 of the Current Report on Form 8-K/A-1 of America's Senior Financial Services, Inc. We agree with the statements made therein insofar as they relate to our firm in such Form 8-K/A-1.

Very truly yours,

/s/Ahearn, Jasco + Company, P.A.

Ahearn, Jasco + Company, P.A.
Certified Public Accountants